RYDEX ETF TRUST

Rydex MSCI All Country World Index (ACWI) Equal Weight ETF

Supplement dated March 1, 2012

to the Prospectus, Summary Prospectus and Statement of Additional Information

of the above listed Fund dated March 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus (the “Prospectuses”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

In February 2012, at the recommendation of Security Investors, LLC, the investment adviser to the series of Rydex ETF Trust (the “Trust”), the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Rydex MSCI All Country World Index (ACWI) Equal Weight ETF (the “Fund”) pursuant to the terms of a Plan of Liquidation and Dissolution. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about March 30, 2012 (the “Liquidation Date”).

Between the close of trading on or after March 23, 2012 and the Liquidation Date, the Fund will liquidate its portfolio assets. As a result, the Fund will deviate from its investment objectives and strategies as stated in the Fund’s Prospectus during this period.

The last day of trading of Fund shares on the NYSE Arca, Inc. will be on or after March 23, 2012. Following the close of trading on or after March 23, 2012 and prior to the Liquidation Date, shareholders will not be able to purchase or redeem shares from the Fund and will be unable to purchase or sell them in the secondary market. Prior to the close of trading on or after March 23, 2012, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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